Transocean Investor Presentation August 31, 2009 Exhibit 99.1

Forward Looking Statement
The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, synergies, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades, newbuild and acquisition opportunities, uses of excess cash, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December
31, 2008 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at
www.sec.gov.
Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-
looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at
www.deepwater.com.

Key Investment Highlights
• Unique Contract Driller
– World’s largest offshore drilling company
– Diversified revenue sources
– Substantial contract revenue backlog
• Positioned to Outperform
– World’s largest ultra-deepwater fleet
– Positive outlook for ultra-deepwater
market

Leading Offshore Drilling Contractor
• 140 rigs
(1)
– presence in every major offshore market
• 20,700 people
• Unmatched operating experience
• Outstanding technical resources
• Unique resources in well planning and completions
• Corporate responsibility

Largest Worldwide Rig Fleet
(1)
65
26
5
16
23
5
42
6
5
4
42
5
14
20
6
6
8
9
7
7
6
5
3
4
0
20
40
60
80
100
120
140
NE ESV DO SDRL PDE
Rigs Under Construction
Ultra-Deepwater Floaters
Deepwater Floaters
High Spec/Harsh Env. Floaters
Midwater Floaters
Jackups
140
60
(2)
50
46
26
(3)
25
(4)
RIG

Number of DP Rigs
RIG
Seadrill
Pride
ENSCO
Noble
Delba
Ocean
Schahin
Stena
Larsen
Saipem
Vantage
Diamond
COSL
Odjfell
Pacific
Other

Transocean

RIG Floaters Emphasize Advanced Technology
RIG Has Most Dynamic Positioning Experience
(5)
8
19
8
10
3
5
2
4
2
6
4
4
6
2
4
1
5
1
3
2
1
4
1
1
3
5
3
2
4 4 4
6
2
27
0
5
10
15
20
25
30
35
40
Under Construction & Recently Delivered
Active 5th Gen
Older DP Rigs
Total 326 rig years of DP experience
Total 20 rig years of DP experience
35
13
11
8 8
6 6 6 6
5 5 5 5
4 4 4
35

42%
23%
26%
3%
3%
3%
High Spec Midwater
Jackups ADTI & CMI
Contract Intangible Other
43%
33%
24%
Integrated NOC Independent
Diversified Revenue Source
First Half 2009 - $6 billion
By Asset Class By Customer

8 Strong Backlog Creates Visibility (1) 4.2 8.8 7.0 5.0 8.7 0 1 2 3 4 5 6 7 8 9 10 2009 Remaining 2010 2011 2012 2013-20 (US$ Billions) Total Contract Revenue Backlog - $33.7 billion (6)

Substantial Financial Flexibility
From Free Cash Flow Backlog
(7)
0.3
0.9
2.9
4.2
2.4
4.1
2.2
3.0
0.8
2.3
2.0
2.5
2.0
0
1
2
3
4
5
2009
Remaining
2010 2011 2012 2013 2014-2019 2020-2038
Scheduled Debt Maturities
Free Cash Flow Backlog
Total Free Cash Flow Backlog Exceeds Total Debt By $4.4 billion
(US$ Billions)

Near Term Market Challenges – 2009 & 2010
•
Jackups
– 20 of 65 Transocean rigs idle/stacked
(1)
– 88% of newbuilds uncontracted
(5)
– Lack of significant tenders
– West Africa: weak activity and increased local content requirements
– Growth from Middle East slowing due to OPEC cuts
– Mexico is a potential growth market
•
Midwater
– Significant competition for each tender
– Clients delaying or canceling programs
– Declining demand with sublets in UK, West Africa and Australia
•
Deepwater
– Increased competition & sublets in the near term
– Clients delaying programs for 2009 and 2010
– Moored units seeing more rate softening than DP rigs

Positive Ultra-Deepwater Outlook
•
West Africa
– Nigeria
• IOC-lead consortium for +/- 28 wells
• Pre-qualification for 1 DW + 1 UDW units with 1H2012 start and 4 year terms
– Angola
• Inquiry for two dynamically positioned units for 3-5 years each commencing in 2011-12
• Tender for one dynamically positioned unit ongoing
•
Mediterranean
– Israel: Recent gas discovery
– Libya: IOCs have licensed deepwater blocks
•
Black Sea
– IOC partnership with Turkey and Romania in three deepwater blocks
– Planned exploration drilling
•
Asia
– Indonesia: Deepwater campaign about to commence
– China: Ample opportunity and growth area in deepwater
•
Americas
– Mexico: Possible opportunity for entry of existing rigs if contracted newbuilds don’t materialize
– Eastern Canada: Discovery in Flemish Pass
•
Petrobras is significant swing factor

Petrobras/Brazil Update
•
Petrobras remains bullish on Brazil
– Increasing resource estimates for Tupi
– Santos basin pre-salt resource potential of 50-70 BBOE
– Pursuing available ultra-deepwater units for 2010
•
IOCs and Independents assessing opportunities
– Recent “first oil” celebrations for Frade and BC-10
– Exploration and development campaigns currently underway
– “Sugarloaf” pre-salt prospect non-commercial

13
RIG Near Term UDW Availability is Limited
(1)
Nov-11
Dec-11
Mar-11
Aug-11
Oct-10
Feb-11
Jan-11
Aug-09 Oct-09 Jan-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11
Deepwater Horizon
Sedco Energy
Discoverer Deep Seas
Discoverer Enterprise
Deepwater Frontier
Sedco Express
Deepwater Nautilus

RIG Deepwater Availability Before 2011
(1)
Jul-10
Jul-10
Oct-09
May-10
Sep-09
Jul-10
Jun-10
Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10
Transocean Rather
Sedco 709
Sovereign Explorer
Henry Goodrich
Discoverer 534
Transocean Richardson
Jack Bates
Contract
Shipyard
14
Nov-10
Nov-10
Jan-11
(8)

RIG Midwater Availability in 2H2009
(1)
Aug-09
Aug-09
Sep-09
Nov-09
Dec-09
Dec-09
Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
GSF Arctic II
Sedco 712
C. Kirk Rhein Jr.
Sedco 703
Actinia
GSF Arctic III
Sedco 700
Transocean John Shaw
Transocean Legend
Sedneth 701
GSF Aleutian Key
15
Stacked, rig to be sold
Stacked
Stacked
Stacked
Idle, rig to be sold
Stacked
Stacked
Stacked
Stacked
On tow, to be stacked

RIG’s 2009 Jackup Exposure – 30 Rigs
(1)
Aug-09
Aug-09
Sep-09
Sep-09
Sep-09
Sep-09
Oct-09
Oct-09
Oct-09
Oct-09
Oct-09
Nov-09
Aug-09 Sep-09 Oct-09 Nov-09 Dec-09
TO Nordic
GSF Key Singapore
GSF Key Gibraltar
Trident IV
Trident VIII
GSF Adriatic V
GSF Rig 103
Interocean III
GSF Adriatic VI
GSF Adriatic I
GSF Adriatic II
GSF Galaxy II
GSF Key Manhattan
GSF Rig 127
GSF High Island V
GSF High Island IX
GSF Magellan
GSF Key Hawaii
GH Galloway
GSF Monitor
Trident VI
GSF Britannia
GSF Adriatic XI
Trident IX
GSF Rig 136
Transocean Comet
Shelf Explorer
GSF Rig 141
GSF Galaxy I
GSF Rig 124
2 Idle Rigs
18 Stacked Rigs
Idle
Idle

Key Investment Highlights
• Unique Contract Driller
– World’s largest offshore drilling company
– Diversified revenue sources
– Substantial contract revenue backlog
• Positioned to Outperform
– World’s largest ultra-deepwater fleet
– Positive outlook for ultra-deepwater
market

Footnotes
(1) Per July 1, 2009 company-issued Fleet Status Report, August 3, 2009 Fleet Update Summary and September 1, 2009 Fleet
Update Summary. “High-Spec” and “Midwater” Floaters classifications are as described in the Fleet Status Report. Rig count is
138, plus 5 newbuilds, less three “other” rigs (two drilling barges and a coring drillship). Rigs Under Construction are inclusive of rigs to be delivered subsequent to August 18, 2009.  Rig count excludes the GSF Arctic II, as it is stacked in anticipation of sale.
(2) Excludes submersible rigs.
(3) Excludes tender rigs.
(4) Excludes mat jackup rigs, subsequent to Seahawk spin-off.
(5) Data from ODS-Petrodata as of August 10, 2009. Analysis by Transocean. Includes newbuilds which are on order or under construction.
(6) Calculated by multiplying the contracted operating dayrate by the firm contract period from August 3, 2009 forward. Reflects firm commitments represented by signed contracts.  Contract backlog excludes revenues from mobilization, demobilization, contract preparation, integrated services and customer reimbursables.  Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual dayrate that we receive because of a number of factors (rig downtime, suspension of operations, etc.) including some factors beyond our control.  Additionally, not all of our contracted revenue may be realized due to customer liquidity issues or a contract that has been terminated due to contractual termination provisions.
Contract backlog figures are unaudited.
(7) Free Cash Flow Backlog defined as Revenue Backlog, plus Firm Mob Revenue for contracts not started, less Operating Expense and Overhead, less Firm Mob costs, less Cash Taxes, less Firm Sustaining Capital Expense, less all future newbuild Capital
Expense (including capital lease commitments), and less upgrade Capital Expense.  Total face value of debt as of July 31, 2009, including the unamortized discount on convertible debt.
(8) Shipyards are contingent upon securing follow-on work.